UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 22, 2010 (April 19, 2010)

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001

(Address of principal executive offices) (ZIP Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On April 19, 2010, the Board of Directors (the “Board”) of Behringer Harvard Opportunity REIT I, Inc. (the “Company”) authorized distributions in a quarterly amount of $0.025 per share of common stock, which is equivalent to an annualized distribution rate of 1% assuming the share was purchased for the Company’s initial public offering price of $10.00 per share, payable to the common stockholders of record at the close of business on March 31, 2010, the record date previously established by the Board on March 5, 2010.  The distributions will be paid in cash on or before May 16, 2010.  A portion of each distribution may constitute return of capital for tax purposes.  There is no assurance that distributions will continue or at any particular rate.

On April 22, 2010, the Company began distribution of a letter to its stockholders.  The full text of the letter is attached as Exhibit 99.1 to this Report and is incorporated by reference into this Item 8.01.

This Report contains forward-looking statements, including discussion and analysis of the Company and its subsidiaries, its financial condition, anticipated capital expenditures required to complete projects, amounts of anticipated cash distributions to its stockholders in the future and other matters.  These forward-looking statements are not historical facts but are the intent, belief or current expectations of the Company’s management based on their knowledge and understanding of the business and industry.  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” and variations of these words and similar expressions are intended to identify forward-looking statements.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false.  The Company cautions investors not to place undue reliance on forward-looking statements, which reflect the Company’s management’s view only as of the date of this Report.  The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  Factors that could cause actual results to differ materially from any forward-looking statements made in this Report include changes in general economic conditions, changes in real estate conditions, construction costs that may exceed estimates, construction delays, increases in interest rates, lease-up risks, inability to obtain new tenants upon the expiration of existing leases, and the potential need to fund tenant improvements or other capital expenditures out of operating cash flow.  The forward-looking statements should be read in light of the risk factors identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC and the risks identified in Part II, Item 1A of its subsequent quarterly reports.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                Exhibits.

99.1                           Letter to Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: April 22, 2010	By:	/s/ Gary S. Bresky
Gary S. Bresky
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Letter to Stockholders